UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

January 24, 2025

Date of Report (Date of earliest event reported)

TRILLER GROUP INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38909	33-1473901
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7119 West Sunset Boulevard,Suite 782 Los Angeles,CA	90046
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 893-5090

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	ILLR	NASDAQ Capital Market
Warrants, each warrant exercisable for one-quarter of one share of Common Stock for $23.00 per full share	ILLRW	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Private Placement

On January 24, 2025, Triller Group Inc. (the “Company”) entered into a Securities Purchase Agreement (the “PIPE Purchase Agreement”) with KCP Holdings Limited, a Cayman Islands exempt company (the “Purchaser”) for a private placement offering (“Private Placement”) of an aggregate of $14,000,000 in shares of common stock and warrants of the Company (the “PIPE Securities”). The shares will be sold at $2.20 per share. Additionally, the Purchaser will receive a warrant to purchase an equivalent number of shares at an exercise price of $5.00 per share. These warrants will become exercisable six months after issuance and will remain exercisable for five years. The PIPE Purchase Agreement contains customary representations, warranties and covenants of the parties, and the closing was subject to customary closing conditions.

In connection with the PIPE Purchase Agreement, the Company also entered into a registration rights agreement (the “Registration Rights Agreement”) with the Purchaser on January 24, 2025. Pursuant to the Registration Rights Agreement, the Company will be required to file, on or prior to the 60th calendar day following the date of the Registration Rights Agreement (the “Filing Deadline”), a resale registration statement (the “Resale Registration Statement”) with the U.S. Securities and Exchange Commission (the “SEC”) to register the resale of the shares issued to the Purchaser and shares issuable upon exercise of any warrant issued to the Purchaser. Pursuant to the Registration Rights Agreement, the Company shall use its reasonable best efforts to cause such Resale Registration Statement to be declared effective by the SEC as promptly as practicable after the filing thereof, but in any event prior to the 120th day following the date of the Registration Rights Agreement. All expenses incurred in connection with the registrations and offerings contemplated by the Registration Rights Agreement, and certain attorneys’ fees incurred by any electing Purchasers, shall be borne by the Company, and all selling expenses incurred in connection with any registration shall be borne by any electing Purchasers in proportion to the number of registrable securities for which registration is requested.

The foregoing descriptions of the Warrant, PIPE Purchase Agreement and the Registration Rights Agreement are subject to, and qualified in their entirety by, such documents (or forms thereof), which are attached hereto as Exhibits 4.1, 10.1 and 10.2, respectively, and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

The information contained above in Item 1.01 is hereby incorporated by reference into this Item 3.02. Based in part upon the representations of the Purchaser in the PIPE Purchase Agreement, the offering and sale of the PIPE Securities is exempt from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), Rule 506 of Regulation D promulgated under the Securities Act, and corresponding provisions of state securities or “blue sky” laws. The sale of the PIPE Securities by the Company in the Private Placement has not been registered under the Securities Act or any state securities laws and the PIPE Securities may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from the registration requirements. The sale of such securities does not involve a public offering and was made without general solicitation or general advertising. In the PIPE Purchase Agreement, the Purchaser represented that it is an accredited investor, as such term is defined in Rule 501(a) of Regulation D under the Securities Act, and it is acquiring the PIPE Securities for investment purposes only and not with a view to any resale, distribution or other disposition of the PIPE Securities in violation of the United States federal securities laws.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the PIPE Purchase Agreement, the Purchaser has the right to designate an individual to the board of directors of the Company (the “Board”). In accordance with the terms of the PIPE Purchase Agreement, the Company has appointed Mr. Roger C. Kennedy, the Purchaser’s designee, to the Board as a non-executive director, and member of each of the audit committee, remuneration committee and nomination committee of the board. In connection with such appointment, the Company entered into a director indemnification agreement with Mr. Kennedy on January 24, 2025 (the “Director Indemnification Agreement”), pursuant to which the Company agrees to hold harmless, defend, and indemnify Mr. Kennedy to the fullest extent permitted by applicable law and the Company’s charter and bylaws, against, among other things, liabilities and expenses incurred by him in connection with any proceeding arising out of his services as director, subject to the exceptions and limitations provided therein.

There are no family relationships between Mr. Kennedy and any executive officers or other directors of the Company. Except as set forth in this Current Report on Form 8-K, there is no arrangement or understanding between Mr. Kennedy and any other person pursuant to which Mr. Kennedy was appointed as a director. There are no transactions to which the Company is a party and in which Mr. Kennedy has a material interest that are required to be disclosed under Item 404(a) of Regulation S-K.

The foregoing descriptions of the Director Indemnification Agreement are subject to, and qualified in their entirety by, such document which is attached hereto as Exhibit 10.3 and incorporated herein by reference.

Item 8.01 Other Events.

On January 27, 2025, the Company issued a press release announcing the transactions described in Item 1.01 above. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit
4.1	Form of Warrant
10.1	Securities Purchase Agreement, dated as of January 24, 2025
10.2	Registration Rights Agreement, dated as of January 24, 2025
10.3	Director Indemnification Agreement, dated as of January 24, 2025
99.1	Press Release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRILLER GROUP INC.

	By:	/s/ Shu Pei Huang, Desmond
		Name:	Shu Pei Huang, Desmond
		Title:	Acting Chief Financial Officer

Dated: January 29, 2025

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